Exhibit 32

                           MOTORSPORTS EMPORIUM, INC.
                              A Nevada Corporation

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of MotorSports Emporium, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David W. Keaveney, President and Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: March 16, 2006                      /s/  David W. Keaveney
                                           -------------------------------------
                                      By:  David W. Keaveney
                                      Its: President and Chief Executive Officer